Exhibit 99.1
                                                                 ------------


       Mortgage Rates for the Statistical Calculation Mortgage Loans (1)
--------------------------------------------------------------------------------
                                         Number of                   Percent of
                                        Statistical      Aggregate   Aggregate
                                        Calculation      Principal   Principal
        Range of Mortgage                 Mortgage        Balance      Balance
             Rates (%)                      Loans       Outstanding  Outstanding
--------------------------------------------------------------------------------
5.001 - 5.500........................             2   $     899,284        0.22%
5.501 - 6.000........................            39      23,334,765        5.73
6.001 - 6.500........................           291     181,266,883       44.54
6.501 - 7.000........................           274     160,715,819       39.49
7.001 - 7.500........................            58      34,359,648        8.44
7.501 - 8.000........................             8       3,942,198        0.97
8.001 - 8.500........................             1         464,728        0.11
8.501 - 9.000........................             2       1,109,329        0.27
9.001 - 9.500........................             1         419,585        0.10
9.501 - 10.000.......................             1         486,794        0.12
                                      ------------------------------------------
        Total:                                  677   $ 406,999,033      100.00%
                                      ==========================================
----------
(1)  As of the Statistical Calculation Date, the weighted average Mortgage
     Rate of the Statistical Calculation Mortgage Loans was approximately
     6.610% per annum.


 Current Principal Balances for the Statistical Calculation Mortgage Loans (1)
--------------------------------------------------------------------------------
                                         Number of                   Percent of
                                        Statistical      Aggregate   Aggregate
                                        Calculation      Principal   Principal
   Range of Current Mortgage              Mortgage        Balance      Balance
    Loan Principal Balance                 Loans        Outstanding  Outstanding
--------------------------------------------------------------------------------
$200,000.01 - $250,000.00............             1   $     211,808        0.05%
$400,000.01 - $450,000.00............            95      41,436,186       10.18
$450,000.01 - $500,000.00............           147      70,125,576       17.23
$500,000.01 - $550,000.00............           117      61,543,380       15.12
$550,000.01 - $600,000.00............            91      52,551,621       12.91
$600,000.01 - $650,000.00............            78      49,258,375       12.10
$650,000.01 - $700,000.00............            28      18,971,034        4.66
$700,000.01 - $750,000.00............            26      18,864,936        4.64
$750,000.01 - $1,000,000.00..........            75      66,490,026       16.34
$1,000,000.01 - $1,500,000.00........            14      17,873,880        4.39
$1,500,000.01 - $2,000,000.00........             4       7,441,264        1.83
$2,000,000.00 and above..............             1       2,230,948        0.55
                                      ------------------------------------------
        Total:                                  677   $ 406,999,033      100.00%
                                      ==========================================
----------
(1) As of the Statistical Calculation Date, the average principal balance of the Statistical Calculation Mortgage Loans was approximately $601,180.

Original Loan-to-Value Ratios for the Statistical Calculation Mortgage Loans (1)
--------------------------------------------------------------------------------
                                         Number of                   Percent of
                                        Statistical      Aggregate   Aggregate
     Range of Original                  Calculation      Principal   Principal
       Loan-to-Value                      Mortgage        Balance      Balance
         Ratio (%)                         Loans        Outstanding  Outstanding
--------------------------------------------------------------------------------
0.01 - 50.00.........................            33   $  23,580,459       5.79%
50.01 - 55.00........................            25      16,593,412       4.08
55.01 - 60.00........................            45      28,843,324       7.09
60.01 - 65.00........................            87      59,287,412      14.57
65.01 - 70.00........................            87      54,528,830      13.40
70.01 - 75.00........................           103      61,513,206      15.11
75.01 - 80.00........................           285     156,863,063      38.54
80.01 - 85.00........................             2         999,270       0.25
85.01 - 90.00........................             8       3,782,885       0.93
90.01 - 95.00........................             2       1,007,172       0.25
                                      ------------------------------------------
        Total:                                  677   $ 406,999,033      100.00%
                                      ==========================================
----------
(1) As of the Statistical Calculation Date, the weighted average original Loan-to-Value Ratio of the Statistical Calculation Mortgage Loans was approximately 70.18%.


       Original Term to Stated Maturity for the Statistical Calculation
                              Mortgage Loans (1)
--------------------------------------------------------------------------------
                                         Number of                   Percent of
                                        Statistical      Aggregate   Aggregate
      Range of Original                 Calculation      Principal   Principal
      Terms to Stated                     Mortgage        Balance      Balance
      Maturity (months)                    Loans        Outstanding  Outstanding
--------------------------------------------------------------------------------
240..................................             1   $     420,000        0.10%
360..................................           672     404,776,018       99.45
480..................................             4       1,803,015        0.44
                                      ------------------------------------------
        Total:                                  677   $ 406,999,033      100.00%
                                      ==========================================
----------
(1) As of the Statistical Calculation Date, the weighted average original term to stated maturity of the Statistical Calculation Mortgage Loans was approximately 1 months.


       Remaining Term to Stated Maturity for the Statistical Calculation
                              Mortgage Loans (1)
--------------------------------------------------------------------------------
                                         Number of                   Percent of
                                        Statistical      Aggregate   Aggregate
      Range of Remaining                Calculation      Principal   Principal
       Terms to Stated                    Mortgage        Balance      Balance
       Maturity (months)                   Loans        Outstanding  Outstanding
--------------------------------------------------------------------------------
477..................................             2   $     879,928        0.22%
476..................................             2         923,088        0.23
360..................................           280     172,946,121       42.49
359..................................           217     127,103,479       31.23
358..................................            93      53,309,507       13.10
357..................................            57      37,174,928        9.13
356..................................            18      10,540,438        2.59
355..................................             4       2,080,032        0.51
354..................................             2       1,138,266        0.28
352..................................             1         483,247        0.12
240..................................             1         420,000        0.10
                                      ------------------------------------------
        Total:                                  677   $ 406,999,033      100.00%
                                      ==========================================
----------
(1) As of the Statistical Calculation Date, the weighted average remaining term to stated maturity of the Statistical Calculation Mortgage Loans was approximately 359 months.

          Geographic Distribution of the Mortgaged Properties for the
                     Statistical Calculation Mortgage Loans
--------------------------------------------------------------------------------
                                         Number of                   Percent of
                                        Statistical      Aggregate   Aggregate
                                        Calculation      Principal   Principal
                                          Mortgage        Balance      Balance
       Geographic Area                     Loans        Outstanding  Outstanding
--------------------------------------------------------------------------------
Alabama..............................             1   $     492,000        0.12%
Arkansas.............................             1         539,546        0.13
Arizona..............................            20      11,148,422        2.74
California...........................           317     194,952,058       47.90
Colorado.............................             8       5,233,944        1.29
Connecticut..........................            15       8,579,960        2.11
District of Columbia.................             7       3,992,194        0.98
Delaware.............................             1         471,594        0.12
Florida..............................            40      23,706,143        5.82
Georgia..............................             6       3,295,636        0.81
Hawaii...............................             5       3,742,652        0.92
Illinois.............................            10       5,818,696        1.43
Indiana..............................             2         959,375        0.24
Kansas...............................             1         488,800        0.12
Louisiana............................             2       1,006,890        0.25
Massachusetts........................            20      10,925,685        2.68
Maryland.............................            30      16,042,344        3.94
Maine................................             2         981,451        0.24
Michigan.............................             3       1,460,989        0.36
Minnesota............................             1         480,727        0.12
North Carolina.......................             2       1,077,036        0.26
New Hampshire........................             1         599,520        0.15
New Jersey...........................            26      16,958,034        4.17
New Mexico...........................             2         916,601        0.23
Nevada...............................            19      11,530,994        2.83
New York.............................            74      44,354,608       10.90
Ohio.................................             2       1,069,851        0.26
Oregon...............................             8       4,311,006        1.06
Pennsylvania.........................             6       4,058,456        1.00
Rhode Island.........................             1         464,000        0.11
South Carolina.......................             2       1,945,203        0.48
Texas................................            10       7,902,013        1.94
Utah.................................             3       1,488,131        0.37
Virginia.............................            21      11,251,991        2.76
Washington...........................             7       4,188,482        1.03
Wyoming..............................             1         564,000        0.14
                                      ------------------------------------------
        Total:                                  677   $ 406,999,033      100.00%
                                      ==========================================


        Mortgagors' FICO Credit Scores for the Statistical Calculation
                              Mortgage Loans (1)
--------------------------------------------------------------------------------
                                         Number of                   Percent of
                                        Statistical      Aggregate   Aggregate
                                        Calculation      Principal   Principal
         Range of FICO                    Mortgage        Balance      Balance
         Credit Scores                     Loans        Outstanding  Outstanding
--------------------------------------------------------------------------------
601 - 620............................             2   $   1,245,400       0.31%
621 - 640............................            45      24,558,616       6.03
641 - 660............................            66      35,932,681       8.83
661 - 680............................           100      61,347,511      15.07
681 - 700............................            99      60,637,494      14.90
701 - 720............................            91      55,174,471      13.56
721 - 740............................            84      52,450,931      12.89
741 - 760............................            85      51,269,283      12.60
761 - 780............................            64      40,508,077       9.95
781 - 800............................            32      17,945,466       4.41
801 - 820............................             9       5,929,105       1.46
                                      ------------------------------------------
        Total:                                  677   $ 406,999,033      100.00%
                                      ==========================================
----------
(1) As of the Statistical Calculation Date, the weighted average FICO Credit Score of the Statistical Calculation Mortgage Loans was approximately
     710.


    Types of Mortgaged Properties for the Statistical Calculation Mortgage
                                     Loans
--------------------------------------------------------------------------------
                                         Number of                   Percent of
                                        Statistical      Aggregate   Aggregate
                                        Calculation      Principal   Principal
                                          Mortgage        Balance      Balance
       Property Type                       Loans        Outstanding  Outstanding
--------------------------------------------------------------------------------
Single-Family Residence..............           494   $ 291,077,740       71.52%
Planned Unit Development
(PUD)................................           119      75,242,830       18.49
Two- to Four-Family
Residence............................            33      23,085,698        5.67
Low-Rise Condominium.................            17       9,500,495        2.33
Townhouse............................             9       5,139,716        1.26
High-Rise Condominium................             5       2,952,554        0.73
                                      ------------------------------------------
        Total:                                  677   $ 406,999,033      100.00%
                                      ==========================================


             Purpose of the Statistical Calculation Mortgage Loans
--------------------------------------------------------------------------------
                                         Number of                   Percent of
                                        Statistical      Aggregate   Aggregate
                                        Calculation      Principal   Principal
                                          Mortgage        Balance      Balance
       Loan Purpose                        Loans        Outstanding  Outstanding
--------------------------------------------------------------------------------
Refinance (Cash Out).................           328   $ 191,918,913       47.15%
Purchase.............................           218     127,150,679       31.24
Refinance (Rate/Term)................           131      87,929,441       21.60
                                      ------------------------------------------
        Total:                                  677   $ 406,999,033      100.00%
                                      ==========================================


      Occupancy Types for the Statistical Calculation Mortgage Loans (1)
--------------------------------------------------------------------------------
                                         Number of                   Percent of
                                        Statistical      Aggregate   Aggregate
                                        Calculation      Principal   Principal
                                          Mortgage        Balance      Balance
    Occupancy Type                         Loans        Outstanding  Outstanding
--------------------------------------------------------------------------------
Owner Occupied.......................           615   $ 366,732,668       90.11%
Investment...........................            39      27,014,594        6.64
Second Home..........................            23      13,251,771        3.26
                                      ------------------------------------------
        Total:                                  677   $ 406,999,033      100.00%
                                      ==========================================
----------
(1) Based upon representations of the related mortgagors at the time of origination.


     Documentation Programs of the Statistical Calculation Mortgage Loans
--------------------------------------------------------------------------------
                                         Number of                   Percent of
                                        Statistical      Aggregate   Aggregate
         Type of                        Calculation      Principal   Principal
     Documentation                        Mortgage        Balance      Balance
         Program                           Loans        Outstanding  Outstanding
--------------------------------------------------------------------------------
Reduced..............................           343   $ 208,965,844       51.34%
Full/Alternate.......................           172     101,511,814       24.94
No Ratio.............................            70      43,308,431       10.64
No Doc...............................            48      28,854,703        7.09
No Income/No Asset...................            39      21,699,336        5.33
Fast Forward.........................             4       2,186,907        0.54
Limited..............................             1         472,000        0.12
                                      ------------------------------------------
        Total:                                  677   $ 406,999,033      100.00%
                                      ==========================================

          Loan Age of the Statistical Calculation Mortgage Loans (1)
--------------------------------------------------------------------------------
                                         Number of                   Percent of
                                        Statistical      Aggregate   Aggregate
                                        Calculation      Principal   Principal
   Range of Loan Ages                     Mortgage        Balance      Balance
        (months)                           Loans        Outstanding  Outstanding
--------------------------------------------------------------------------------
0....................................           281   $ 173,366,121       42.60%
1....................................           217     127,103,479       31.23
2....................................            93      53,309,507       13.10
3....................................            59      38,054,855        9.35
4....................................            20      11,463,525        2.82
5....................................             4       2,080,032        0.51
6....................................             2       1,138,266        0.28
8....................................             1         483,247        0.12
                                      ------------------------------------------
Total:                                          677   $ 406,999,033      100.00%
                                      ==========================================
----------
(1) As of the Statistical Calculation Date, the weighted average loan age of the Statistical Calculation Mortgage Loans was approximately 1 month.